                                                                  EXHIBIT 10.33

                       LEASE WITH IMPERIAL BUSINESS CREDIT
                              LEASE NUMBER #177871

LESSOR: IMPERIAL BUSINESS CREDIT, INC.                                 177871
                                                                    LEASE NUMBER

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                            BUSINESS EQUIPMENT LEASE
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LESSEE NAME

   RX Technology, Inc.
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LESSEE ADDRESS       CITY           COUNTY          STATE        ZIP

2264 7th Street      Mandeville     St. Tammans     LA           70771
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SUPPLIER/VENDOR NAME                ADDRESS        CITY       STATE     ZIP

Business Computer / Micro Outlet

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QUANTITY  DESCRIPTION: MODEL No., Serial No., or other Identification    COST
================================================================================

          See attached Schedule "A" attached hereto and made part of.  30,882.31
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EQUIPMENT LOCATION:       STREET        CITY        COUNTY       STATE       ZIP
If other Than
Billing Address
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PAYMENT DUE DATE     RENT PAYMENTS     SECURITY DEPOSIT      SALES/USE TAX
================================================================================

         Of Each
           Month     $1187.25 Monthly   $0                    $INCL
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                     TOTAL PAYMENT      LEASE TERM
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                     $1187.25           36 Months
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Advance Payment of $2374.50 which equals the first and last 1 payment(s), The
Security Deposit and a $125.00 documentation fee MUST ACCOMPANY LEASE.
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1. LEASE. Lessee hereby agrees to lease from Lessor the personal property described above (herein called the "Equipment"); and requests that Lessor purchase the Equipment from the Supplier/Vendor named above. This Lease shall become NONCANCELLABLE DURING THE TERM STATED ABOVE by Lessee for any reason whatsoever, and Lessee shall be obligated to pay Lessor all sums called for in the Business Equipment Lease (herein called the "Lease").

2. COMMENCEMENT AND TERMINATION. This Lease shall be binding on Lessor only when accepted and signed by a duly authorized officer of Lessor. Lessor may insert in the space appearing below the "Lease Start Date," which shall be the earlier of the date the Equipment (or any portion of it) is delivered to Lessee or the date Lessor disburses the purchase price (or any portion of it) to the supplier. Provided Lessee has successfully performed all its duties and obligations under the Lease, it shall terminate upon expiration of the number of months (following the lease Start Date) stated as the Lease Term.

3. RENT AND OTHER PAYMENTS. Lessee shall pay the advance rentals due under this Lease, as stated above, upon signing this Lease. All such amounts shall be non-refundable. Monthly rent payments due after the first month's rent shall be payable on the "Payment Due Date" indicated above or on the first business day thereafter if a Payment Due Date falls on a non-business day. The Payment Due Date shall be either the 1st or the 15th of each month, whichever is next closer to the Lease Start Date, as determined by Lessor. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the Lease Start Date of this Lease, together with the number of days elapsing between the Lease Start Date and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. Lessee agrees to pay to Lessor a service charge of 5% per month, but not to exceed the maximum amount permitted by law, on any payment due under this Lease which is not paid within five days of the Payment Due Date. Lessee shall pay all sales, use, excise, personal property,. Stamp, documentary, and ad valorem taxes, licenses and registration fees, assessments, fines, penalties, and other charges imposed on the ownership, possession, or use of the Equipment during the term of this Lease, and Lessee shall pay all taxes (except income taxes imposed on Lessor) with respect to the rental payments hereunder, and shall, with the next scheduled payment reimburse Lessor for any taxes paid by or advanced by Lessor. Lessee's obligation to pay such taxes, fees, assessments, fines, penalties and other charges shall survive termination of the Lease. Lessee agrees that Lessor may adjust the rent payment proportionally up or down if the actual cost of the Equipment exceeds or is less than the amount stated in the Lease. All payments under this Lease shall be made to Lessor at the address set forth above or at any other address Lessor subsequently gives to Lessee for purposes of making payment. In the event of default, payments made under the Lease may be applied to Lessee's obligation to Lessor in any order Lessor chooses.
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4. SELECTION OF EQUIPMENT. Lessee acknowledges that Lessor did not participate in the selection, manufacture or supply of the Equipment and that Lessee has made the selection of the Equipment and the supplier of such Equipment based upon its own judgment. Lessee agrees to inspect the Equipment and to execute the "Certificate of Acceptance", which is attached hereto, only after the Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in the Lease any equipment serial numbers and other identification data relating to the Equipment as needed.

5. DISCLAIMER OF WARRANTIES. BY SIGNING BELOW, LESSEE ACKNOWLEDGES THAT LESSOR IS LEASING THE EQUIPMENT TO LESSEE "AS IS" AND WITH ALL FAULTS, LESSOR SHALL NOT BE RESPONSIBLE IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR GUARANTEED BY THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON. LESSOR MAKES NO REPRESENTATIONS AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR OF MERCHANTABILITY. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT. Provided Lessee is not in default of this Lease, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment; provided, however, t, that Lessee's sole remedy for breach of any such warranty, indemnification or service agreement shall be against the manufacturer of such Equipment and not against the Lessor, nor shall such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder. LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER, BROKER NOR THEIR AGENTS OR EMPLOYEES ARE AGENTS NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE WITHOUT THE WRITTEN CONSENT OF LESSOR, NO AGREEMENT, EITHER WRITTEN OR VERBAL, BETWEEN SUPPLIER AND LESSEE OR BROKER AND LESSEE SHALL BIND LESSOR UNLESS LESSOR SPECIFICALLY CONSENTS TO SUCH AGREEMENT IN WRITING.

6. AMENDMENTS. No term or provision of this Lease may be amended, altered, waived, discharged or terminated except by a written instrument signed by the parties hereto, and, in compliance with U CC ss.2A-208(2) requiring a separate signature of this provision. Lessee has signed in the space provided below.

                              Lessor and Lessee have specifically
                              negotiated and Agreed to the
                              preceding paragraphs 4,5 and 6  /s/ DRG
                                                            --------------------
                                                             Lessee's Initials

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.
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ACCEPTED BY: Imperial Business Credit


BY /s/ Leanna Dolan - Jones
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                                                                   1-15-97
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DATE                                                          (LEASE START DATE)

This agreement shall not be effective until executed by the Lessee and accepted by an authorized representative of Lessor at its principal place of business.

LESSEE RX Technology, Inc.
      --------------------------------------------------------------------------


BY /s/ Donald Rex Gay
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  WITNESS                                                                   DATE
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                                PERSONAL GUARANTY
================================================================================

In consideration of Lessor entering into the above Business Equipment Lease (the "Lease"), the undersigned ("Undersigned") jointly and severally, personally and unconditionally guarantee to Lessor the prompt payment in full, when due, of all of Lessee's obligations under the Lease including without limitation, every rental payable and the accelerated balance of rentals if demanded by Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the Undersigned. The Undersigned agrees to pay all attorneys fees and other expenses incurred by Lessor by reason of any default of Lessee or in enforcing the Lease or this Guaranty. The Undersigned waives notice of acceptance hereof and all other notices or demands of any kind to which the Undersigned may be entitled and consents to the granting of extensions of time payment to Lessee and other obligors and guarantors and to any other amendments or adjustments in the terms of the lease. The Personal Guaranty shall bind the heirs, administrators, representatives, successors and assigns of guarantors and may be enforced by or for the benefit of any assignee or successor of Lessor. The Undersigned agrees that all actions arising directly or indirectly from this Guaranty shall only be litigated in the state and jurisdiction of any local, state or federal court in any of such states. The Undersigned further waives personal service of any and all process upon the Undersigned, and consents that service be made by certified mail directed to the Undersigned at the address shown below, and that service shall be effective two (2) days after mailing.


SIGNATURE X /s/ Donald Rex Gay             SIGNATURE X  /s/ RX Technology, Inc.
            ---------------------------                -------------------------
(INDIVIDUAL CAPACITY)                      (INDIVIDUAL CAPACITY)

(PRINT NAME) Donald Rex Gay                (PRINT NAME)
            ---------------------------                -------------------------

HOME                                       HOME
                                                    2264 7th Street
ADDRESS 3609 Neyrey, Metairve, LA 70002    ADDRESS  Mandeville, LA 70471
        -------------------------------            -----------------------------

HOME                                       HOME
PHONE NO.504 88-8112  DATE                 PHONE NO.            DATE
                          -------------             -----------      -----------
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

SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

             Vendor:
             Micro Outlet

             326 Maple Avenue
             Torrance CA 90503

               Telephone: 310-533-1177   Fax:

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QTY        DESCRIPTION

01         1 NT Server as follows:
01         128 Megs SDRAM
01         9 Gigs SCSI Hard Drive
01         2 meg PCI Video Card
01         3 Com 100 mb PCI Combo Network Card
01         Microsoft Mouse
01         104 Enhanced Keyboard
01         24x CDROM
01         56k Modem
01         4 gig tape Backup System with Aroserve
01         266 mhz Processor with High end CPU Fan
01         1.44 MHZ
01         Medium Case with 250-300 Watt Power Supply
01         15" SVGA PnP Monitor
01         APC /battery Backup
01         Microsoft NT Server version 4.0
01         NT Workstation
01         64 Meg SDRAM
01         512 Pipeline Burst Cache
01         5.1 Gig Hard Drive
01         2meg PCI Video Card /3 Com 100 mb PCI Combo Network Card
01         233mhz Processor with High end CPU Fan /24x CDROM
01         1.44 Floppy Disk Drive / Internal Zip Drive / 56k Modem
01         Mini Tower with 230 Watt Power Supply / Microsoft Moust
01         104 Enhanced Keyboard / 17" SVGA PnP Monitor
01         Microsoft NT Workstation 4.0

Annexed and made a part of a Lease Agreement dated: 11/18/97 entered into between RX Technology, Inc. as Lessee and Lease Managers International, Inc. as lessor.


/s/ Donald Rex Gay
----------------------
Donald R. Gay

SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

             Vendor:
             Micro Outlet

             326 Maple Avenue
             Torrance CA 90503

               Telephone: 310-533-1177   Fax:

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QTY        DESCRIPTION

01         1 NT Server as follows:
01         128 Megs SDRAM
01         9 Gigs SCSI Hard Drive
01         2 meg PCI Video Card
01         3 Com 100 mb PCI Combo Network Card
01         Microsoft Mouse
01         104 Enhanced Keyboard
01         24x CDROM
01         56k Modem
01         4 gig tape Backup System with Aroserve
01         266 mhz Processor with High end CPU Fan
01         1.44 MHZ
01         Medium Case with 250-300 Watt Power Supply
01         15" SVGA PnP Monitor
01         APC /battery Backup
01         Microsoft NT Server version 4.0
01         NT Workstation
01         64 Meg SDRAM
01         512 Pipeline Burst Cache
01         5.1 Gig Hard Drive
01         2meg PCI Video Card /3 Com 100 mb PCI Combo Network Card
01         233mhz Processor with High end CPU Fan /24x CDROM
01         1.44 Floppy Disk Drive / Internal Zip Drive / 56k Modem
01         Mini Tower with 230 Watt Power Supply / Microsoft Moust
01         104 Enhanced Keyboard / 17" SVGA PnP Monitor
01         Microsoft NT Workstation 4.0

Annexed and made a part of a Lease Agreement dated: 11/18/97 entered into between RX Technology, Inc. as Lessee and Lease Managers International, Inc. as lessor.


/s/ Donald Rex Gay
----------------------
Donald R. Gay

TO WHOM IT MAY CONCERN:

This letter acknowledges that RX Technology, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #9701015 dated by the Lessee on 12/16/97 ("Lease") although all equipment subject to such Lease may not yet be delivered, installed or accepted. Lessee also authorizes payment of $8659.00 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the Certificate of Acceptance and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff of Lessee.

Non-delivery of any item of equipment shall not revoke Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to end part of said Lease upon its execution by Lessee and Acceptance by Lessor.

Sincerely,


RX Technology, Inc.
--------------------------------
(Lessee)


By: /s/ Donald Rex Gay
   -----------------------------

Title:   President           Date:  12/17/97
      ------------------          -----------

                           Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.


/s/ Donald Rex Gay                       12-17-97
--------------------------------    ----------------------
Guarantor:                              Date

D-34.2
94

TO WHOM IT MAY CONCERN:

This letter acknowledges that RX Technology, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #9701015 dated by the Lessee on 12/16/97 ("Lease") although all equipment subject to such Lease may not yet be delivered, installed or accepted. Lessee also authorizes payment of $22,223.31 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the Certificate of Acceptance and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff of Lessee.

Non-delivery of any item of equipment shall not revoke Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to end part of said Lease upon its execution by Lessee and Acceptance by Lessor.

Sincerely,


RX Technology, Inc.
--------------------------------
(Lessee)


By: /s/ Donald Rex Gay
   -----------------------------

Title:   President           Date:  12/17/97
      ------------------          -----------

                           Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.


/s/ Donald Rex Gay                       12-17-97
--------------------------------    ----------------------
Guarantor:                              Date

D-34.2
94